UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[X] Definitive Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

ARIAS INTEL CORP.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which the transaction applies

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

ARIAS INTEL CORP.

442 W. Kennedy Blvd., Suite 200

Tampa, Florida 33606

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Tampa, Florida

June 21, 2018

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Arias Intel Corp., a Nevada corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Corporate Action”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

1. Approval of an Amended and Restated Articles of Incorporation to, among other things: (i) increase the authorized number of shares of common stock to 2,000,000,000 shares from 500,000,000 shares; (ii) increase the authorized number of shares of blank check preferred stock to 50,000,000 shares from 10,000,000 shares; (iii) specify the terms and restrictions of the issuance and designations of the authorized blank check preferred stock; and (iv) include provisions with respect to the indemnification of officers and directors of the Company.

The purpose of this Information Statement is to notify our stockholders that on May 15, 2018, stockholders holding a majority of the voting power of our issued and outstanding shares of common stock executed written consents approving the Corporate Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Action under Nevada law and the Company’s Articles of Incorporation and Bylaws, each as amended. As a result, no further action by any other stockholder is required to approve the Corporate Action and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common stock of record at the close of business on May 15, 2018 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of common stock of record as of May 15, 2018 on or about June 27, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Kevin Gillespie
Kevin Gillespie
Chairman of the Board

ARIAS INTEL CORP.

442 W. Kennedy Blvd., Suite 200

Tampa, Florida 33606

INFORMATION STATEMENT

GENERAL INFORMATION

Arias Intel Corp. (the “Company”) is a Nevada corporation with its principal executive offices located at 442 W. Kennedy Blvd., Suite 200, Tampa, Florida 33606. The Company’s telephone number is (877) 749-5909. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to notify them about a certain action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on May 15, 2018, and will be effective on a date that is at least 20 days after the mailing of this Information Statement.

On May 15, 2018, the Board of Directors of the Company approved the below-mentioned action and authorized submission of the matter for the approval of the Stockholders. The Stockholders approved the action by written consent in lieu of a meeting on May 15, 2018, in accordance with the Nevada Revised Statutes (“NRS”). Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.

May 15, 2018 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the Company to notify such Stockholders of the following action to be taken on or about July 17, 2018:

1. Approval of an Amended and Restated Articles of Incorporation to, among other things: (i) increase the authorized number of shares of common stock to 2,000,000,000 shares from 500,000,000 shares; (ii) increase the authorized number of shares of blank check preferred stock to 50,000,000 shares from 10,000,000 shares; (iii) specify the terms and restrictions of the issuance and designations of the authorized blank check preferred stock; and (iv) include provisions with respect to the indemnification of officers and directors of the Company.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. This Information Statement will serve as written notice to Stockholders pursuant to the NRS.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by a majority of the Company’s Stockholders entitled to vote thereon.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Action as outlined in this Information Statement, which action will be effective on a date that is at least 20 days after the mailing of this Information Statement.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Corporate Action. Under the NRS, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Action consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 44,323,917 shares of Common Stock. Each share of Common Stock is entitled to cast one vote on matters submitted to the Stockholders of the Company.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following proposal:

1. Approval of an Amended and Restated Articles of Incorporation to, among other things: (i) increase the authorized number of shares of common stock to 2,000,000,000 shares from 500,000,000 shares; (ii) increase the authorized number of shares of blank check preferred stock to 50,000,000 shares from 10,000,000 shares; (iii) specify the terms and restrictions of the issuance and designations of the authorized blank check preferred stock; and (iv) include provisions with respect to the indemnification of officers and directors of the Company.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTION?

No further vote is required for approval of the Corporate Action.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

We will pay for preparing, printing and mailing of this information statement. Our costs are estimated at approximately $10,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, 44,323,917 Common Stock were issued and outstanding.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders.

The following Stockholders voted in favor of the Corporate Action:

Common Stock Votes

Name	Number of Votes		Percentage of Total Votes (1)

Kevin Gillespie	12,591,929	(2)	28.41%
Daniel Hammett	4,100,000		9.25%
Interactive Systems Worldwide, Inc. (3)	2,000,000		4.15%
Michael Toups	2,150,000		4.85%
Irving Cruz	650,000		1.47%
Donald John Christensen II (4)	705,192		1.59%
TOTAL	22,197,121		50.08%

(1) Percentage based upon 44,323,917 shares of Common Stock issued and outstanding as of the Record Date.

(2) Includes (i) 5,641,929 shares of Common Stock held by Kevin Gillespie, (ii) 6,650,000 shares of Common Stock held by Kevin Gillespie and his spouse as joint tenants by the entirety and (iii) 300,000 shares of Common Stock held by First Harvest Financial, Inc. Kevin Gillespie is the President of First Harvest Financial, Inc. and in such capacity has voting and dispositive power over the securities held by such entity.

(3) Steve Johns is the President of Interactive Systems Worldwide, Inc. and in such capacity has voting and dispositive power over the securities held by such entity.

(4) Includes (i) 119,550 shares of Common Stock held by Donald John Christensen II and (ii) 585,642 shares of Common Stock held by Fortress Advisors LLC. Donald John Christensen II is the Managing Member of Fortress Advisors LLC and in such capacity has voting and dispositive power over the securities held by such entity.

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated herein will be effected on or about the close of business on or about July 17, 2018.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to Stockholders pursuant to the laws of the State of Nevada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of the Company’s outstanding securities by (i) each of the Company’s executive officers and directors, (ii) the Company’s directors and executive officers as a group and (iii) holders of more than 5% of the Company’s securities. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned		Percentage of Common Stock (2)	Series A Convertible Preferred Stock Beneficially Owned (3)	Percentage of Series A Convertible Preferred Stock
Directors and Officers:

Kevin Gillespie	12,591,929	(4)	28.41%	0	0.0%

Daniel Hammett	4,100,000		9.25%	0	0.0%

All officers and directors as a group (2 persons)	16,691,929		37.66%	0	0.0%

Beneficial owners of more than 5%:

Geneva Roth Remark Holdings, Inc. 111 Great Neck Road, Suite 216 Great Neck, NY 11021 (5)	0		0.0%	103,000	100%

(1) Except as otherwise indicated, c/o Arias Intel Corp., 442 W. Kennedy Blvd., Suite 200, Tampa, Florida 33606.

(2) Applicable percentage ownership is based on 44,323,917 shares of Common Stock outstanding as of the Record Date, together with securities exercisable or convertible into shares of Common Stock within 60 days of the Record Date for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Applicable percentage ownership is based on 103,000 shares of Series A Preferred Stock outstanding as of the Record Date.

(4) Includes (i) 5,641,929 shares of Common Stock held by Kevin Gillespie, (ii) 6,650,000 shares of Common Stock held by Kevin Gillespie and his spouse as joint tenants by the entirety and (iii) 300,000 shares of Common Stock held by First Harvest Financial, Inc. Kevin Gillespie is the President of First Harvest Financial, Inc. and in such capacity has voting and dispositive power over the securities held by such entity.

(5) Greg Solomon is the President of Geneva Roth Remark Holdings, Inc. and in such capacity has voting and dispositive power over the securities held by such entity.

PROPOSAL 1:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Board of Directors and Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company have approved the Amended and Restated Articles of Incorporation, substantially in the form attached hereto as Exhibit A.

The following discussion is a summary of the key changes effected by the Amended and Restated Articles of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Exhibit A.

Increase in Authorized Shares of Common Stock

As of the Record Date the Company is authorized to issue up to 500,000,000 shares of Common Stock of which 44,323,917 shares are issued and outstanding.

The Board and the Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company deemed it advisable and in the best interest of the Company to increase the authorized number of shares of the Company’s Common Stock from 500,000,000 shares to 2,000,000,000 shares. The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock This Common Stock increase and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged.

Reasons for the Increase

The Board believes that the availability of additional authorized shares of Common Stock is required for reasons including, but not limited to, the following:

●	in order to avoid defaulting upon its obligations, the Company must satisfy certain covenants in its debt instruments which, among other things, require that the Company maintain a certain reserve of authorized, but unissued shares of Common Stock;

●	certain of the Company’s debt instruments are convertible into shares of the Company’s Common Stock. Therefore, the Company must maintain a sufficient amount of authorized, but unissued shares of Common Stock adequate to issue shares of Common Stock upon the conversion of its outstanding convertible debt instruments; and

●	the additional authorized shares of Common Stock will provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, raising capital, future financings, investment opportunities, licensing agreements, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of Common Stock authorized by the this proposal.

Effects of the Increase

Following the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State, we will have the authority to issue 1,500,000,000 additional shares of Common Stock. These shares may be issued without Stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of the Company.

In addition, the Amended and Restated Articles of Incorporation could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares of Common Stock. The increase could have an anti-takeover effect, in that additional shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares of Common Stock could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent Stockholders. Similarly, the issuance of additional shares of Common Stock to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The increase in the authorized shares of Common Stock has been prompted by business and financial considerations.

The increase in the authorized number of shares of Common Stock will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, the issuance of additional shares of Common Stock authorized by increase in the authorized number of shares of Common Stock may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s Common Stock.

Increase in Authorized Shares of Blank Check Preferred Stock

As of the Record Date the Company is authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which 500,000 shares are designated Series A Convertible Preferred Stock, 103,000 of which are issued and outstanding.

The Board and the Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company deemed it advisable and in the best interest of the Company to increase the authorized number of shares of the Company’s Preferred Stock from 10,000,000 shares to 50,000,000 shares.

Reasons for the Increase

The Board believes that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue Preferred Stock to investors. In addition, the Board believes that the availability of additional authorized shares of Preferred Stock will provide the Company with additional flexibility to issue Preferred Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, investment opportunities, licensing agreements and acquisitions. Preferred Stock usually grants the holders preferential rights with respect to voting, dividends, liquidation and other rights in preference over a company’s common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, the Amended and Restated Articles of Incorporation will increase our authorized Preferred Stock from 10,000,000 shares to 50,000,000 shares. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of Preferred Stock authorized by the this proposal.

Effects of the Increase

Subject to the provisions of the Amended and Restated Articles of Incorporation and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by our stockholders (See “Specify the Terms and Restrictions of the Issuance and Designations of the Preferred Stock”). Our Board of Directors would be required to make any determination to issue shares of Preferred Stock based on its judgment as to what is in our best interests and the best interests of our stockholders. The increase in authorized Preferred Stock will give our Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our stockholders.

The authorization of the additional shares of Preferred Stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging Preferred Stock for Common Stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

The issuance by us of Preferred Stock could dilute both the equity interests and the earnings per share of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Preferred Stock could also have voting rights superior to our Common Stock, and therefore would have a dilutive effect on the voting power of our existing stockholders. Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of Preferred Stock to persons friendly to our Board of Directors could make it more difficult to remove current management even if such change were to be favorable to stockholders generally. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The increase in the authorized shares of Preferred Stock has been prompted by business and financial considerations.

Specify the Terms and Restrictions of the Issuance and Designations of the Preferred Stock

The Board and the Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company authorized the Company to issue up to 10,000,000 shares of blank check preferred stock, and on September 7, 2016, the Company filed an amendment (the “September 2016 Amendment”) to its Articles of Incorporation to effectuate the foregoing. In addition, on the Record Date, the Board and the Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company deemed it advisable and in the best interest of the Company to increase the authorized number of shares of the Company’s Preferred Stock from 10,000,000 shares to 50,000,000 shares which increase will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State.

The September 2016 Amendment provides that the Company’s Preferred Stock, or any series thereof, shall have such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board; however, the September 2016 Amendment does not include examples of specific terms of different series of Preferred Stock that the Board may, but is not required to, adopt such as dividend rates, voting rights and conversion rights.

The Board and the Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company deemed it advisable and in the best interest of the Company to further specify some of the terms and restrictions of the issuance and designations of the Preferred Stock to provide that the Board is authorized, subject to any limitation prescribed by law, to adopt one or more resolutions to provide for the issuance of the shares of preferred stock in one or more series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The Amended and Restated Articles of Incorporation of the Company specify that the authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following: (a) the number of shares constituting the series and the distinctive designation of the series; (b) the dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series; (c) whether the series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights; (d) whether the series shall have conversion rights, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine; (e) whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (f) whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund; (g) the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of the series; and (h) any other relative rights, preferences, powers and limitations of that series.

Limitation on Liability; Indemnification

The Board and the Stockholders of the Company desire to attract and retain highly qualified officers and directors. More than ever before, strong indemnification protections are vital to a company’s ability to attract and retain qualified officers and directors. Indemnification provisions protect officers and directors who prudently discharge their duties to a company against liability arising in connection with services rendered. Accordingly, the Board and the Stockholders of a majority of the voting power of the issued and outstanding capital stock of the Company deemed it advisable and in the best interest of the Company to include provisions with respect to the indemnification of officers and directors of the Company in the Company’s Amended and Restated Articles of Incorporation so that the Company can attract and retain highly qualified officers and directors based upon indemnifying such officers and directors against certain liabilities arising in connection services rendered to the Company.

Specifically, the Amended and Restated Articles of Incorporation provide that to the fullest extent permitted under the NRS, no director or officer of the Company will be personally liable to the Company or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer. In addition, the Company shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company or any predecessor of the Company, or serves or served at any other enterprise as a director or officer at the request of the Company or any predecessor to the Company. Furthermore, the Company shall have the authority to indemnify to the fullest extent permitted by law any other employee or agent of the Company.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, as filed with the SEC, excluding exhibits, is being mailed to Stockholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K free of charge to any shareholder upon written request to the Company at 442 W. Kennedy Blvd., Suite 200, Tampa, Florida 33606, Attn: CEO. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s voting securities.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 442 W. Kennedy Blvd., Suite 200, Tampa, Florida 33606, Attn: CEO, or call the Company at (877) 749-5909 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ KEVIN GILLESPIE
Kevin Gillespie
Chief Executive Officer

Tampa, FL
June 21, 2018

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

ARIAS INTEL CORP.

ARTICLE I

NAME

The name of the corporation is Arias Intel Corp. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the business for which this Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III

POWERS

The powers of the Corporation shall be those powers granted by Sections 78.060 and 78.070 (as the same may be amended, superseded or replaced by any successor sections, statutes or provisions) of the Nevada Revised Statutes (the “NRS”), under which this Corporation is formed.

ARTICLE IV

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation is authorized to issue is two billion fifty million (2,050,000,000), divided into classes as follows:

A. two billion (2,000,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”);

B. fifty million (50,000,000) shares of preferred stock, $0.001 par value per share, to be issued in series (the “Preferred Stock”).

The Board of Directors is authorized, subject to any limitation prescribed by law, to adopt one or more resolutions to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to applicable Nevada law to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting the series and the distinctive designation of the series;

(b) The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

(c) Whether the series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights;

(d) Whether the series shall have conversion rights, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(g) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of the series; and

(h) Any other relative rights, preferences, powers and limitations of that series.

Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation.

ARTICLE V

DIRECTORS

The members of the governing board of the Corporation shall be known as the Board of Directors. The number of directors comprising the Board of Directors shall be determined from time to time as in the manner provided for in the bylaws of the Corporation.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

A. To the maximum extent permitted under the NRS, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer.

B. The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person, his/her testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation. The Corporation shall have the authority to indemnify to the fullest extent permitted by law any other employee or agent of the Corporation made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person, his/her testator or intestate is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

C. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Corporation’s Articles of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the State of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and shareholders are granted subject to this reservation.

IN WITNESS WHEREOF, Arias Intel Corp. has caused these Amended and Restated Articles of Incorporation to be signed by Kevin Patrick Gillespie, its Chief Executive Officer, as of [  ], 2018.

ARIAS INTEL CORP.

By:
Kevin Patrick Gillespie
Chief Executive Officer